UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2024

CALAVO GROWERS, INC.

(Exact name of registrant as specified in its charter)

California	000-33385	33-0945304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California	93060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 525-1245

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CVGW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement and Purchase and Sale Agreement

On August 15, 2024, Calavo Growers, Inc., a California corporation (the “Company”), the Seller Parties (as defined in the Asset Purchase Agreement (as defined below)), F&S Produce Co., Inc., a New Jersey corporation and a co-packing partner of the Company (“F&S”) and F&S Produce West LLC, a Delaware limited liability company and a wholly-owned subsidiary of F&S (“Buyer”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), whereby the Buyer (i) purchased and acquired from the applicable Seller Parties certain assets of the Seller Parties related to the prepared food business of the Seller Parties and their subsidiaries relating to the processing and packaging of fresh foods, including fresh-cut fruit and vegetables, and prepared foods, including sandwiches, salads, parfaits and ready-to-eat snack items, sold at retail and food service, but excluding the guacamole or other avocado derivative product business (the “RFG Business”), (ii) purchased and acquired from the applicable Seller Parties the RFG Business as a going concern and (iii) assumed certain specified liabilities of the Seller Parties related to the RFG Business as set forth in the Asset Purchase Agreement.

Additionally, Buyer assumed leasehold interests in certain real property and related improvements leased by certain of the Seller Parties and used in the RFG Business (the “RFG Leases”), pursuant to leasehold assignment and assumption agreements and related documents between Buyer, the applicable Seller Parties who are the lessees under the RFG Leases and the applicable landlords under the RFG Leases.

Concurrently with the transaction contemplated by the Asset Purchase Agreement (the “Transaction”), Mid-Eastern West LLC, a California limited liability company and an affiliate of F&S, entered into a Purchase and Sale Agreement with Force 1730 Eastridge LLC, a California limited liability company and a subsidiary of the Company, to purchase the real property located at 1730 Eastridge Ave, Riverside, CA 92507 for $30,980,000.

In addition, pursuant to the Asset Purchase Agreement, the purchase price for the Purchased Assets (as defined in the Asset Purchase Agreement) was $52,020,000, subject to certain adjustments relating to working capital, and approved capital expenditures.

The foregoing descriptions of the Asset Purchase Agreement, and the Purchase and Sale Agreement are only summaries and are qualified in their entirety by reference to the full text of such documents, which are filed as exhibits to this Current Report on Form 8-K and which are incorporated herein by reference.

Amendment to Credit Agreement

On August 15, 2024, the Company and certain subsidiaries of the Company (collectively, the “Borrower”) entered into a First Amendment to Credit Agreement and Consent (as amended, the “Credit Agreement”) with Wells Fargo Bank, National Association, as agent and lender (“Agent”), whereby (i) the Credit Agreement was amended to (A) reduce the revolving commitments thereunder from $90,000,000 to $75,000,000 and (B) reduce the machinery and equipment subline of the loans from $6,800,000 to $1,703,476.02, and the related monthly amortization payments on such subline from $80,952.38 to $24,335.37, and (ii) the Borrower obtained consent from Agent for entry into the Asset Purchase Agreement and Purchase and Sale Agreement.

The foregoing description of the Credit Agreement is only a summary and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2024, Paul Harrison, the Company’s Executive Vice President RFG Prepared, resigned1 in connection with the transaction contemplated by the Asset Purchase Agreement and Purchase and Sale Agreement in order to accept employment with Buyer.

Item 7.01. Regulation FD Disclosure.

On August 16, 2024, the Company issued a press release announcing the consummation of the transactions contemplated by the Asset Purchase Agreement and the Purchase and Sale Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely pursuant to this Item 7.01.

The Company cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K filed with the SEC on January 31, 2024, Quarterly Reports on Form 10-Q filed with the SEC on March 11, 2024 and June 10, 2024, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet as of April 30, 2024, presents the Company’s consolidated financial position giving pro forma effect to the transactions contemplated by the Asset Purchase Agreement and the

Purchase and Sale Agreement as if they had occurred on April 30, 2024. The unaudited pro forma condensed consolidated statement of income (loss) for the year ended October 31, 2023 presents the Company’s consolidated results of operations giving pro forma effect to the Transaction as if it had occurred on November 1, 2022, except that, for purposes of the unaudited pro forma condensed consolidated statements of income (loss) for the years ended October 31, 2023, 2022, and 2021, pro forma effect is given to the presentation of the RFG Business as discontinued operations for each year presented.  The unaudited pro forma condensed consolidated balance sheet and statements of income (loss) are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated August 15, 2024.*
10.2	Purchase and Sale Agreement, dated August 15, 2024.
10.3	Amendment to Credit Agreement, dated August 15, 2024
99.1	Press Release dated August 16, 2024.
99.2

Unaudited pro forma condensed consolidated balance sheet as of April 30, 2024, and the unaudited pro forma condensed consolidated statements of operations for the years ended October 31, 2023, 2022, and 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules and exhibits to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
August 21, 2024
	By:	/s/ Lecil E. Cole
	Name:	Lecil E. Cole
	Title:	Chief Executive Officer (Principal Executive Officer)

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